                                 AMENDMENT NO. 5
                                       TO
                             PARTICIPATION AGREEMENT

     This Participation Agreement (the "Agreement"), dated August 31, 1999, by and among AIM VARIABLE INSURANCE FUNDS ("AVIF") , a Delaware trust, INVESCO AIM DISTRIBUTORS, INC. ("AIM"), a Delaware corporation, THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, a New York life insurance company ("Life Company") and AMERICAN GENERAL EQUITY SERVICES CORPORATION ("Underwriter"), an affiliate of Life Company and the principal underwriter of the Contracts (collectively, the "Parties"), is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

     WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the contracts of the Life Company relating to the Life Company's AIG Income Advantage Select Variable Life Insurance Policy, Form Nos. 08704N and 08704NU.

     NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

     1. Except as amended herein, the Agreement is hereby ratified and confirmed in all respects.

     2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                                 SEPARATE ACCOUNTS
        FUNDS AVAILABLE UNDER                    UTILIZING SOME OR                 CONTRACTS FUNDED BY THE
             THE POLICIES                         ALL OF THE FUNDS                    SEPARATE ACCOUNTS
-------------------------------------   ----------------------------------   -----------------------------------
AIM V.I. International Growth Fund -    The United States Life Insurance     -  Platinum Investor Flexible
Series I shares                         Company in the City of New York         Premium Variable Life Insurance
                                        Separate Account USL VL-R               Policy

AIM V.I. Core Equity Fund - Series I                                            Policy Form No. 97600N
shares
                                                                             -  Platinum Investor Survivor Last
                                                                                Survivor Flexible Premium
                                                                                Variable Life Insurance Policy

                                                                                Policy Form No. 99206N

                                                                             -  Platinum Investor PLUS Flexible
                                                                                Premium Variable Life Insurance
                                                                                Policy

                                                                                Policy Form No. 02600N

AIM V.I. International Growth Fund -                                         -  Platinum Investor Survivor II
Series I shares                                                                 Flexible Premium Variable Life
                                                                                Insurance Policy

                                                                                Policy Form No. 01206N

                                                                             -  Platinum Investor VIP Flexible
                                                                                Premium Variable Life Insurance
                                                                                Policy

                                                                                Policy Form No. 05604N and
                                                                                05604NU

AIM V.I. Global Real Estate Fund -                                           -  AIG Protection Advantage VUL
Series I shares                                                                 Flexible Premium Variable Life
                                                                                Insurance Policy

AIM V.I. International Growth Fund -                                            Policy Form Nos. 07921N and
Series I shares                                                                 07921NU

                                                                             -  AIG Income Advantage Select
                                                                                Flexible Premium Variable Life
                                                                                Insurance Policy

                                                                                Policy Form Nos. 08704N and
                                                                                08704NU

AIM V.I. International Growth Fund -    The United States Life Insurance     -  Platinum Investor Immediate
Series I shares                         Company in the City of New York         Variable Annuity Contract
                                        Separate Account USL VA-R

                                                                                Contract Form No. 03017N

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

EFFECTIVE DATE: SEPTEMBER 15, 2008

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Peter Davidson              By: /s/ John M. Zerr
        -----------------------------       ------------------------------------
Name: Peter Davidson                    Name: John M. Zerr
Title: Assistant Secretary              Title: Senior Vice President


                                        INVESCO AIM DISTRIBUTORS, INC.


Attest: /s/ Peter Davidson              By: /s/ John S. Cooper
        -----------------------------       ------------------------------------
Name: Peter Davidson                    Name: John S. Cooper
Title: Assistant Secretary              Title: President


                                        THE UNITED STATES LIFE INSURANCE
                                        COMPANY IN THE CITY OF NEW YORK


Attest: /s/ Lauren W. Jones             By: /s/ Gary W. Parker
        -----------------------------       ------------------------------------
Name: Lauren W. Jones                   Name: Gary W. Parker
Title: Assistant Secretary              Title: EVP and Chief Product Officer


[Corporate Seal]                        AMERICAN GENERAL EQUITY SERVICES
                                        CORPORATION


Attest: /s/ Lauren W. Jones             By: /s/ Mark R. McGuire
        -----------------------------       ------------------------------------
Name: Lauren W. Jones                   Name: Mark R. McGuire
Title: Assistant Secretary              Title: Senior Vice President

[Corporate Seal]


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